UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2022

American Campus Communities, Inc.

(American Campus Communities LLC as successor by merger to American Campus Communities, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32265	76-0753089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Hill Country Blvd., Suite T-200, Austin, Texas 78738

(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code: (512) 732-1000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on August 9, 2022 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of April 18, 2022 (the “Merger Agreement”), by and among American Campus Communities, Inc., a Maryland corporation (the “Company”), American Campus Communities Operating Partnership LP, a Maryland limited partnership (the “Partnership”), Abacus Parent LLC, a Delaware limited liability company (“Parent”), Abacus Merger Sub I LLC, a Delaware limited liability company (“Merger Sub I”), and Abacus Merger Sub II LLC, a Maryland limited liability company (“Merger Sub II” and, together with Parent and Merger Sub I, the “Parent Parties”). The Parent Parties are affiliates of each of Blackstone Real Estate Income Trust, Inc. and Blackstone Property Partners L.P. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the closing of the Mergers (the “Closing”), Merger Sub II merged with and into the Partnership (the “Partnership Merger”), with the Partnership surviving (the “Surviving Partnership”) and the separate existence of Merger Sub II ceased, and immediately following the Partnership Merger, the Company merged with and into Merger Sub I (the “Company Merger” and, together with the Partnership Merger, the “Mergers”) with Merger Sub I surviving (the “Surviving Company”) and the separate existence of the Company ceased. As a result of the Mergers, the Surviving Company remained a subsidiary of Parent and the Partnership became a subsidiary of the Surviving Company. As of the closing of the Company Merger, the Surviving Company became known as American Campus Communities LLC.

Item 1.02.	Termination of a Material Definitive Agreement

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On August 9, 2022, in connection with the Mergers, the Company (i) caused the termination of all commitments, liabilities and other obligations under, the Sixth Amended and Restated Credit Agreement, dated as of May 21, 2021, by and among the Partnership, the Company, KeyBank National Association and other parties thereto and (ii) caused the repayment in full of the indebtedness, liabilities and other obligations under, certain real estate mortgages of the Company’s subsidiaries.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms and conditions of the Merger Agreement, among other things:

•

Common Stock: At or immediately prior to, as applicable, the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock of the Company, par value $0.01 per share (each, a “Company Share”), or fraction thereof, other than Company Shares held by the Company or any subsidiary of the Company, including common stock held in the Company’s rabbi trust for the purposes of meeting Company liabilities under its deferred compensation plan, or by the Parent Parties or any of their respective subsidiaries, that was issued and outstanding immediately prior to the Company Merger Effective Time was automatically cancelled and converted into the right to receive an amount in cash equal to $65.47 without interest (the “Per Company Share Merger Consideration”) and less any applicable withholding taxes;

•

Restricted Stock: At or immediately prior to, as applicable, the Company Merger Effective Time, each share of unvested restricted common stock granted pursuant to the Company’s 2018 Stock Incentive Plan (collectively, with the Company’s 2004 Incentive Award Plan and the 2010 Incentive Award Plan, the “Long-Term Incentive Plans”), other than each outstanding equity-based award credited to a stock account under the Company’s deferred compensation plan and each outstanding unvested equity-based award with respect to which a valid deferral election under the deferred compensation plan had been made (the “Deferred Stock Awards”), automatically fully vested and all restrictions and reacquisition rights thereon lapsed, and all shares of common stock represented thereby were considered outstanding for all purposes under the Merger Agreement and had the right to receive the Per Company Share Merger Consideration, less any applicable withholding taxes; and

•

Deferred Stock Awards: At or immediately prior to, as applicable, the Company Merger Effective Time, each Deferred Stock Award vested and was no longer subject to restriction, and all Deferred Stock Awards were adjusted and converted into the right of the holder to have allocated to the holder’s account under the deferred compensation plan an amount denominated in cash equal to the product of (1) the number of shares of common stock allocated to such account as of the Company Merger Effective Time and (2) the Per Company Share Merger Consideration, and no longer represent a right to receive a number of Company Shares. Payments under the deferred compensation plan will be made in accordance with the timing set forth in the plan and the applicable payment elections for participants in the plan, subject to any right to terminate the plan and accelerate distributions of participant account balances pursuant to the terms of the deferred compensation plan and applicable law.

•

Partnership Interests: At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each common unit of limited partnership (the “Common Partnership Units”) and Series A preferred unit of the Partnership, or fraction thereof, that was issued and outstanding as of immediately prior to the Partnership Merger Effective Time (other than the Common Partnership Units held by the Company or any wholly owned subsidiary of the Company or by Parent, Merger Sub II or any of their respective wholly owned subsidiaries) was automatically cancelled and converted into the right to receive an amount in cash equal to the Per Company Share Merger Consideration, without interest and less any applicable withholding taxes.

The description of the Mergers and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 18, 2022, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On August 9, 2022, in connection with the completion of the Company Merger, Merger Sub I requested that the New York Stock Exchange (the “NYSE”) suspend trading in the Company Shares and file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting from the NYSE and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company Shares. Following the effectiveness of the Form 25, the Surviving Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders

The information provided in the Introductory Note, Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Company Merger Effective Time, the holders of Company Shares outstanding immediately before the Company Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Per Company Share Merger Consideration).

Item 5.01.	Changes in Control of Registrant

The information provided in the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Company Merger, a change in control of the Company occurred, and Merger Sub I, as successor by merger to the Company, remains a subsidiary of Parent, an affiliate of Blackstone Real Estate Income Trust, Inc. and Blackstone Property Partners L.P.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the completion of the Mergers and as contemplated by the Merger Agreement, at the Company Merger Effective Time, each of William C. Bayless Jr., Herman Bulls, G. Steven Dawson, Cydney C. Donnell, Mary C. Egan, Alison Hill, Craig Leupold, Oliver Luck, C. Patrick Oles Jr. and John T. Rippel resigned from the board of directors of the Company. These resignations were in connection with the Mergers and not as a result of any disagreements between the Company and the resigning individuals on any matters relating to the Company’s operations, policies or practices.

Item 8.01.	Other Events

On August 9, 2022, the Company issued a press release announcing the completion of the Mergers. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release dated August 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CAMPUS COMMUNITIES LLC (Registrant, as successor by merger to American Campus Communities, Inc.)

Date: August 9, 2022	By:	/s/ Jacob Werner
Jacob Werner
Senior Managing Director and Vice President

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